UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Insignia Systems Inc.
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8799 Brooklyn Blvd., Minneapolis, MN 55445

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 9, 2015

TO THE SHAREHOLDERS OF INSIGNIA SYSTEMS, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Insignia Systems, Inc. (the “Company”), a Minnesota corporation, will be held on Tuesday, June 9, 2015, at 9:00 a.m., Central Time, at Insignia Systems, Inc., 8799 Brooklyn Blvd., Minneapolis, Minnesota for the following purposes:

1.              To elect as directors the eight nominees named in the attached Proxy Statement to serve for a one—year term, and until their successors are elected;

2.              To approve an amendment to the Company’s 2013 Omnibus Stock and Incentive Plan to increase the number of shares reserved for issuance under the Plan from 900,000 to 1,100,000 shares;

3.              To approve, by non-binding vote, the Company’s executive compensation;

4.              To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the year ending December 31, 2015; and

5.              To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The Board of Directors has set the close of business on April 17, 2015 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

All shareholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to vote by Internet, by telephone, or if the proxy materials were mailed to you, by completing, signing and mailing the enclosed proxy card.

By Order of the Board of Directors

John Gonsior
Secretary

April 29, 2015

Minneapolis, Minnesota

Important Notice Regarding Availability of Proxy Materials for the

Shareholder Meeting to be Held on June 9, 2015:

The Proxy Statement and the Annual Report are available free of charge at:

https://materials.proxyvote.com/45765Y.

PROXY STATEMENT

OTHER INFORMATION	29
Other Business	29
2016 Shareholder Proposals	29

ANNUAL REPORT/FORM 10-K	30

APPENDIX A	A-1

Annual Meeting of Shareholders

June 9, 2015

PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished to the shareholders of Insignia Systems, Inc. (the “Company”) in connection with the solicitation of proxies by the Board of Directors (the “Board”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on June 9, 2015, and at any adjournment of the meeting.

Important Notice Regarding the Internet Availability of Proxy Materials
for the Annual Meeting to be Held on June 9, 2015

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we are furnishing our proxy materials on the Internet. “Proxy materials” means this Proxy Statement, our 2014 Annual Report and any amendments or updates to these documents. A Notice Regarding the Availability of Proxy Materials (“Notice of Internet Availability”) will be mailed to shareholders on or about April 29, 2015. The Notice of Internet Availability contains instructions on how to access our Proxy Statement and Annual Report and how to vote via the Internet, by telephone or by mail.

What is the purpose of the Annual Meeting?

At our annual meeting, shareholders will vote on the following items of business:

1.              The election of eight directors for the ensuing year and until their successors are elected;

2.              Approval of an amendment to the Company’s 2013 Omnibus Stock and Incentive Plan to increase the number of shares reserved for issuance under the Plan from 900,000 to 1,100,000 shares;

3.              Approval of, by non-binding vote, the Company’s executive compensation; and

4.              Ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent registered public accounting firm for the year ending December 31, 2015.

What are the board’s recommendations?

Our Board of Directors recommends that you vote:

•                  FOR election of the nominees for director (see Proposal Number One);

•                  FOR the amendment to increase the number of shares reserved for issuance under the 2013 Omnibus Stock and Incentive Plan from 900,000 shares to 1,100,000 shares (see Proposal Number Two)

•                  FOR the Company’s executive compensation (see Proposal Number Three); and

•                  FOR ratification of the appointment of Baker Tilly Virchow Krause, LLP as our independent auditors for the year ending December 31, 2015 (see Proposal Number Four).

Who is entitled to vote at the meeting?

As of the record date, April 17, 2015, there were 12,198,967 shares of common stock, par value $.01 per share, outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote. Only shareholders of record at the close of business on April 17, 2015, are entitled to vote at the Annual Meeting and at any continuation or adjournment thereof. The presence, in person or by proxy, including abstentions, of the holders of a majority of the shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business.

What is the difference between a “shareholder of record” and a shareholder who holds the stock in “street name”?

Shareholder of Record.  If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered, with respect to those shares, a “shareholder of record” (also known as a “registered shareholder”). The Notice of Internet Availability has been sent directly to you by us or our representative.

Beneficial Owner.  If your shares are held in a brokerage account or by another nominee, your shares are said to be held in “street name” and you are considered the beneficial owner of the shares. Technically, the bank or broker is the shareholder of record with respect to those shares. In this case, the Notice of Internet Availability has been forwarded to you by your broker, bank or other financial institution or its designated representative. Through this process, your bank or broker collects the voting instructions from all of their respective customers, including you, who hold our shares and then submits those votes to us.

In accordance with New York Stock Exchange (“NYSE”) rules, brokers are NOT able to vote your shares with respect to the election of directors (Proposal One), approval of the amendment to increase shares for the 2013 Omnibus Stock and Incentive Plan (Proposal Two) or the advisory vote on executive compensation (Proposal Three) unless you provide voting instructions to them.  We strongly encourage you to return your voting instruction form and exercise your right to vote.

How do I vote my shares?

If you are a shareholder who holds the stock in street name, you must vote your shares using the method provided by your broker, bank, trust or other designee, which is similar to the voting procedure for shareholders of record outlined below. You will receive a voting instruction form (not a proxy card) to use to direct your broker, bank, trust or other designee how to vote your shares.

If you are a shareholder of record, you can submit a proxy to be voted at the meeting in the following ways:

Vote By Internet:  To vote over the internet, go to www.proxyvote.com. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card that was mailed to you and follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote By Telephone:  To vote over the telephone, call the toll free number on the Notice of Internet Availability that was mailed to you. You must enter your Control Number that appears on your Notice of Internet Availability or proxy card and then follow the instructions. The steps have been designed to authenticate your identity, allow you to give voting instructions, and confirm that those instructions have been recorded properly.

Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Mark, sign, date and return the proxy card in the postage-paid envelope provided.

Vote In Person:  If you choose to vote your shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. You may also request a paper or email copy of the documents by calling 1-800-579-1639 or email your request to: sendmaterial@proxyvote.com.

Any proxy may be revoked at any time before it is voted by written notice, mailed or delivered to the Secretary of the Company, or by revocation in person at the Annual Meeting. If not so revoked, the shares represented by such proxy will be voted in the manner directed by the shareholder. If no direction is made, signed proxies received from shareholders will be voted “for” the proposals set forth in the Notice of Annual Meeting of Shareholders.

How many shares must be present to hold the meeting?

Under Minnesota law and our Bylaws, a majority of the voting power of the shares entitled to vote at the Annual Meeting represent a quorum for the transaction of business. Votes cast by proxy or in person at the Annual Meeting will be tabulated at the Annual Meeting to determine whether or not a quorum is present. Abstentions will be treated as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote but will be counted in determining whether a quorum is present at the meeting. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

How many votes are required to approve the proposals?

In general, each item of business properly presented at a meeting of shareholders at which a quorum is present must be approved by the vote of the holders of a majority of the shares present, in person or by proxy, and entitled to vote on that item of business. Under Minnesota law, however, directors are elected by the affirmative vote of the holders of a plurality of the shares present and entitled to vote.

What is the effect of not casting my vote by instructing my bank or broker about how to vote my shares?

If you are a shareholder of record, and you do not cast your vote, no votes will be cast on your behalf on any proposals at the Annual Meeting.

As previously noted, if you hold your shares in street name, your bank or broker of record cannot vote your uninstructed shares for Proposals One, Two or Three in its discretion. Therefore, if you hold your shares in street name and you do not instruct your bank or broker how to vote, no votes will be cast on your behalf on those proposals.

Your bank or broker continues, however, to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal Number Four).

Who pays for the cost of proxy preparation and solicitation?

All expenses in connection with solicitation of proxies will be borne by the Company. The Company will pay brokers, nominees, fiduciaries, or other custodians their reasonable expenses for sending proxy material to, and obtaining instructions from, persons for whom they hold stock of the Company. The Company expects to solicit proxies by mail, but directors, officers, and other employees of the Company may also solicit in person, by telephone or by mail.

CORPORATE GOVERNANCE AND BOARD MATTERS

The business and affairs of the Company are conducted under the direction of the Board of Directors in accordance with the Company’s Articles of Incorporation and Bylaws, the Minnesota Business Corporations Act, federal securities laws and regulations, applicable NASDAQ Rules, Board of Directors committee charters and the Company’s Code of Ethics. Members of the Board of Directors are informed of the Company’s business through discussions with management, by reviewing Board of Directors meeting materials provided to them and by participating in meetings of the Board of Directors and its committees, among other activities. Our corporate governance practices are summarized below.

Election to the Board of Directors

All of the Company’s directors are elected annually. Our Bylaws provide that the Board of Directors shall consist of between two and no more than eight members, as designated by resolution of the Board of Directors from time to time. Pursuant to the recommendation of the Nominating and Corporate Governance Committee and the requirements of the Standstill Agreement further described under the heading “Certain Relationships and Related-Party Transactions” below, the Board of Directors has set the size of the Board of Directors to be elected at the 2015 Annual Meeting at eight.

Majority Independent Board

The listing rules of the NASDAQ Stock Market (“NASDAQ Rules”) require that a majority of our Board be “independent directors” as that term is defined in the rules. Our Board has determined seven of our eight current Board members to be “independent directors.”  Our current independent directors are: Jacob J. Berning, David L. Boehnen, Edward A. Corcoran, Reid V. MacDonald, Nicholas J. Swenson, Gary L. Vars and Steven R. Zenz. Because he is an executive officer of the Company, Glen P. Dall, is not an “independent director.”

Meetings and Committees of the Board of Directors

Board Meetings; Attendance at Board and Annual Shareholder Meetings

The Board of Directors held eight meetings during 2014. Each director attended in excess of 90% of all meetings of the Board and committees of the Board on which he served. Each of the six directors then serving on the Board attended the 2014 Annual Meeting of Shareholders. Directors are expected to attend substantially all of the meetings of the Board and the committees on which they serve, as well as the annual meeting of shareholders, except for good cause. Directors who have excessive absences without good cause will not be nominated for re-election or, in extreme cases, will be asked to resign or be removed.

Committees

The Board of Directors has four committees: the Audit Committee, the Capital Allocation Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

Audit Committee.

Membership and Independence.  The members of the Audit Committee are:  Mr. Zenz (Chair), Mr. Boehnen and Mr. Corcoran, each of whom is an “independent director” as that term is defined by the NASDAQ Rules and “independent” as that term is defined by Rule 10A-3(b)(1) under the Securities Exchange Act of 1934.

Duties and Responsibilities.  The Audit Committee provides independent objective oversight of the Company’s financial reporting system. As part of its responsibilities, the Committee reviews and evaluates significant matters relating to the annual audit and the internal controls of the Company, reviews the scope and results of annual independent audits by, and the recommendations of, the Company’s independent auditors, reviews the independent auditor’s qualifications and independence and approves additional services to be provided by the auditors. The Audit Committee is solely responsible for appointing, setting the compensation of and evaluating the independent auditors.

In addition, the Committee: (i) meets separately with management and the independent auditors on a periodic basis; (ii) receives the independent auditors’ report on all critical accounting policies and practices and other written communications; (iii) reviews management’s statements concerning its assessment of the effectiveness of internal controls and the independent auditors’ report on such statements, as applicable; and (iv) reviews and discusses with management and the independent auditors the Company’s interim and annual financial statements and disclosures (including Management’s Discussion and Analysis) in its Quarterly Reports on Form 10-Q and Annual Report on Form 10-K and the results of the quarterly financial reviews and the annual audit. The Committee has direct access to the Company’s independent auditors.  The Committee also reviews and approves all related-party transactions.

The foregoing is a general summary of the Committee’s duties and activities. The Audit Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.inisigniasystems.com. This charter further describes the role of the Audit Committee in overseeing the Company’s financial reporting process. References to the Company’s website are for informational purposes and are not intended to, and do not, incorporate information found on the website into this Proxy Statement.

Committee Meetings.  The Committee held eight meetings during the past fiscal year. In addition to fulfillment of the Committee’s regular duties and responsibilities, these meetings were designed to facilitate and encourage private communication between the Audit Committee and the Company’s independent auditors. Please refer to the Report of the Audit Committee in this Proxy Statement beginning on page 26.

Audit Committee Financial Expert.  Mr. Zenz has been designated by the Board as the Audit Committee’s financial expert, as that term is defined by the rules of the SEC. Through his extensive experience as a former partner of the audit and advisory firm KPMG LLP, he possesses: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements with a breadth and level of complexity commensurate with those presented by the Company’s financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions.

Capital Allocation Committee.

Membership.  The members of the Capital Allocation Committee are:  Mr. Boehnen, Mr. Swenson, Mr. Zenz and Mr. Seth Barkett, a Portfolio Manager at Groveland Capital, LLC.

Duties and Responsibilities.  The Standstill Agreement, further described under “Certain Relationships and Related-Party Transactions” below, requires that the Company form and maintain a Capital Allocation Committee.  The Committee’s duties are: (i) to review and recommend to the Board “for” or “against” all investments in excess of $1,000,000 and (ii) evaluate possible uses of excess capital and report to the Board on such evaluation. Any investment that is recommended by the Committee may be disapproved by the Board in its sole discretion and the Board may in its sole discretion determine to proceed with any investment recommended against by the Committee.

The foregoing is a general summary of the Committee’s duties and activities. The Capital Allocation Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.inisigniasystems.com. References to the Company’s website are for informational purposes and are not intended to, and do not, incorporate information found on the website into this Proxy Statement.

Committee Meetings.  The Capital Allocation Committee held one meeting during the past fiscal year.

Compensation Committee.

Membership and Independence.  The members of the Compensation Committee are Mr. MacDonald (Chair), Mr. Corcoran, Mr. Swenson, Mr. Vars and Mr. Zenz, all of whom are “independent directors” as that term is defined by the NASDAQ Rules, including the independence criteria specific to compensation committee members, “non-employee directors” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, and “outside directors” as that term is used in Section 162(m) of the Internal Revenue Code.

Duties and Responsibilities.  The Compensation Committee operates pursuant to a written charter, which is available on the Investor Relations section of the Company’s website at www.insigniasystems.com. The Committee’s main duties, as described in its charter, are: (i) to review and approve annual base salary and incentive compensation levels, employment agreements, and benefits of the Chief Executive Officer and other key executives; (ii) to review the performance of the Chief Executive Officer; (iii) to review and assess performance target goals established for bonus plans and determine if goals were achieved at the end of the plan year; (iv) to act as the administrative committee for the Company’s stock plans, and any other incentive plans established by the Company; (v) to consider and approve grants of incentive stock options, non-qualified stock options, restricted stock or any combination to any employee; and (vi) to oversee the filing of required compensation-related reports or disclosures in the Company’s SEC reports, proxy statement and other filings.

In pursuing its duties, the Committee has the authority to retain and has, from time to time, retained an outside compensation consultant to advise it on compensation matters. In 2013, the Committee retained Towers Watson to provide competitive market data relating to executive competitive pay levels and advice with respect to annual incentive plan design, equity compensation practices, and compensation of outside directors. The Committee also consults with the Chief Executive Officer and, from time to time, other senior management on compensation issues regarding the other executive officers.

Committee Meetings.  The Compensation Committee held five meetings during the past fiscal year.

Nominating and Corporate Governance Committee.

Membership and Independence.  The members of the Committee are Mr. Boehnen (Chair), Mr. Corcoran, Mr. MacDonald, Mr. Swenson and Mr. Vars, each of whom is an “independent director” as that term is defined in the NASDAQ Rules.

Duties and Responsibilities.  Among other duties, the Committee is responsible for nominating the slate of directors to be considered for election at the Company’s annual meeting of shareholders. In accordance with its committee charter, the Nominating and Corporate Governance Committee evaluates candidates for election as directors using the following criteria: education, reputation, experience, industry knowledge, independence, leadership qualities, personal integrity, diversity, and such other criteria as the Committee deems relevant. The Committee will consider candidates recommended by the Board, management, shareholders, and others. The charter authorizes the Committee to retain and pay advisors to assist it in identifying and evaluating candidates. For further information concerning the Committee’s duties and responsibilities please refer to the Committee’s charter, which is available in the Investor Relations section of the Company’s website at www.insigniasystems.com.

Policies Concerning Nomination Process.  Shareholders who wish to recommend candidates to the Nominating and Corporate Governance Committee should submit the names and qualifications of the candidates to the Committee at least 120 days before the date of the Company’s proxy statement for the previous year’s annual meeting. Submittals should be in writing and addressed to the Committee at the Company’s headquarters. Candidates recommended by shareholders will be evaluated by the Committee using the same criteria applicable to other candidates.

Committee Meetings.  The Committee held three meetings during the past fiscal year.

Other Corporate Governance Matters

Leadership Structure

Mr. Dall has served as Chief Executive Officer since July 2013. Mr. Boehnen has served as the Chairman of the Board since August 2013. Our CEO and other executive management are responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company, while the Chairman provides guidance to the CEO and executive management, sets the agenda for meetings of the Board of Directors and presides over meetings of the full Board. The Board believes the current leadership structure strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to the Company’s shareholders while recognizing the day-to-day management direction of the Company by Mr. Dall and other executive management.

Board’s Role in Risk Oversight

The Company faces a number of risks, including financial, technological, operational, strategic and competitive risks. Management is responsible for the day-to-day management of risks we face, while the Board has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the processes for identification, management and mitigation of risk by our management are adequate and functioning as designed.

Our Board is actively involved in overseeing risk management, and it exercises its oversight both through the full Board and through the four standing committees of the Board — the Audit, Capital Allocation, Compensation and Nominating and Corporate Governance Committees. The four standing committees exercise oversight of the risks within their areas of responsibility, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees.

The Board and the four committees receive information used in fulfilling their oversight responsibilities through the Company’s executive officers and its advisors, including our legal counsel, our independent registered public accounting firm, and the compensation consultants we have engaged from time to time. At meetings of the Board, management makes presentations to the Board regarding our business strategy, operations, financial performance, fiscal year budgets, technology and other matters. Many of these presentations include information relating to the challenges and risks to our business and the Board and management actively engage in discussion on these topics. Each of the committees also receives reports from management regarding matters relevant to the work of that committee. These management reports are supplemented by information relating to risk from our advisors. Additionally, the Board receives reports by each committee chair regarding the committee’s considerations and actions. In this way, the Board also receives additional information regarding the risk oversight functions performed by each of these committees.

Shareholder Communications with the Board

Shareholders may send written communications to the Board or to any individual director at any time. Communications should be addressed to the Board or the individual director at the address of the Company’s headquarters. The Board will respond to shareholder communications when it deems a response to be appropriate.

Code of Ethics

The Board of Directors has adopted a Code of Ethics which applies to all of our employees, directors and contractors to promote the highest honest and ethical conduct and compliance with laws, regulations and Company policies. The Code of Ethics is available in the Investor Relations section of the Company’s website at www.insigniasystems.com.

Compensation of Non-Employee Directors

The following table summarizes the compensation of our non-employee directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	All Other Compensation	Total

Jacob J. Berning(4)	$5,167	$—	$8,806	$—	$13,973
David L. Boehnen	$24,250	$30,000	$—	$—	$54,250
Edward A. Corcoran	$17,250	$15,000	$—	$—	$32,250
Peter V. Derycz(5)	$2,750	$—	$—	$—	$2,750
Reid V. MacDonald	$20,500	$15,000	$—	$—	$35,500
Nicholas J. Swenson(6)	$6,750	$—	$8,806	$—	$15,556
Gary L. Vars	$16,250	$15,000	$—	$—	$31,250
Steven R. Zenz	$22,250	$15,000	$—	$—	$37,250

(1)         Reflects annual board retainer and fees for attending Board, committee and conference call meetings earned during 2014.

(2)         On May 21, 2014, the non-employee Boards were given a grant of unrestricted shares of the Company’s common stock pursuant to our 2013 Omnibus Stock and Incentive Plan worth $15,000 to each non-employee director and $30,000 for the non-employee Chair based on the closing price of the Company’s common stock on the date of grant.

(3)         Represents non-qualified stock option awards granted pursuant to our 2013 Omnibus Stock and Incentive Plan during 2014. The dollar value of the options represents the estimated grant date fair value in accordance with FASB ASC Topic 718 pursuant to the Black-Scholes option pricing model, which requires several significant judgments and assumptions. Please refer to Note 8, “Shareholders’ Equity,” to the Company’s financial statements in its Form 10-K for the year ended December 31, 2014, for information regarding the assumptions used to determine the fair value of options granted.  All options granted to the directors immediately vest upon grant. The aggregate number of option awards outstanding at December 31, 2014, for each director were as follows:  Mr. Berning — 10,000; Mr. Boehnen - 34,700; Mr. Corcoran - 10,000; Mr. MacDonald - 10,000; Mr. Swenson — 10,000; Mr. Vars — 10,000; and Mr. Zenz - 10,000.

(4)         Mr. Berning joined the Board in December 2014 and received a pro-rated portion of the annual retainer and a one-time grant of a non-qualified stock option to purchase up to 10,000 shares.

(5)         Mr. Derycz’s service on the Board ended in May 2014 pursuant to the eight year director service limit policy.

(6)        Mr. Swenson joined the Board in November 2014 and received a pro-rated portion of the annual retainer a one-time grant of a non-qualified stock option to purchase up to 10,000 shares.

Narrative Discussion of Compensation of Directors

During 2014, four non-employee directors received an annual retainer of $10,000 per year and the Chairman of the Board received an annual retainer of $15,000. Mr. Swenson joined the Board in November 2014 and received a pro-rated portion of the annual retainer in the amount of $5,000. Mr. Berning joined the Board in December 2014 and received a pro-rated portion of the annual retainer in the amount of $4,167. All outside directors also received $1,000 for each Board meeting ($250 for each conference call meeting) that they attended. In addition, the chair of each committee received $1,000 for each in person meeting of the committee over which they presided. Members of committees received $500 for each committee meeting they attended in person on days separate from regular Board meetings.

Starting in 2013, the Company discontinued the practice of annual stock option grants and began compensating directors with an annual grant of unrestricted shares of the Company’s common stock.  In 2014, each non-employee director received a grant of unrestricted shares based on a target value of $15,000. The non-employee Chair received a total grant of unrestricted shares based on a target value of $30,000.  These equity grants were made on May 21, 2014 pursuant to the 2013 Omnibus Stock and Incentive Plan. Each non-employee director was granted 4,950 vested shares, and the non-employee Chair was granted 9,901 vested shares, based on a closing price of $3.03 for the Company’s common stock on the date of grant.

PROPOSAL ONE — ELECTION OF DIRECTORS

Nominations

The Board of Directors believes it is important that the Board be comprised of members whose collective judgment, experience, qualifications, attributes and skills ensure that the Board will be able to fulfill its responsibilities to see that the Company is governed in a manner consistent with the interests of the shareholders of the Company and in compliance with applicable laws, regulations, rules and orders, and to satisfy its oversight responsibilities effectively.

Composition

In determining the nominees to be recommended for election to the Board, the Nominating and Corporate Governance Committee evaluates the current Board’s composition, identifies the characteristics of the current Board and any required skills, experience and knowledge. The Committee evaluates the existing members of the Board and qualified candidates, if any, for service on the Board. The Committee then makes recommendations to the Board as to the slate of directors to be nominated for election at the annual shareholders’ meeting.

When identifying and evaluating candidates for director, the Nominating and Corporate Governance Committee considers the general and specific qualifications, experience and characteristics which may have been approved by the Board or determined by the Committee from time to time including qualifications reflecting the individual’s integrity, reputation, education, experience, industry knowledge, leadership qualities and independence. The Nominating and Corporate Governance Committee also considers diversity in a broad sense when evaluating a director nominee, taking into account various factors, including but not limited to, differences of viewpoint, professional experience, education, skill, race, gender and national origin.

When considering whether directors and nominees have the requisite judgment, experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to fulfill its responsibilities to ensure that the Company is governed in a manner consistent with the interests of the Company’s shareholders, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the directors’ individual biographies set forth below.

Nominee Qualifications and Independence

The Nominating and Corporate Governance Committee has nominated six of the eight current members of the Board for re-election for a term of one year until their successors are elected and qualified and subject to prior death, resignation, retirement or removal from office. Due to the Board’s adoption of a policy in February 2014 that limits a director’s service on the Board to eight years, Mr. MacDonald will not stand for re-election. Additionally, Mr. Vars has chosen not to stand for re-election in order to pursue other interests. The Nominating and Corporate Governance Committee has additionally nominated Michael C. Howe and F. Peter Zaballos for election to fill the two vacancies. All of the nominees have consented to serve if elected. Seven of the eight nominees are “independent directors” as that term is defined in the NASDAQ Rules. As noted above, Mr. Dall is precluded from being considered an “independent director” because he is an executive officer of the Company.

The Nominating and Corporate Governance Committee has determined that each nominee is qualified to serve as a director based upon the criteria set forth in the Nominating and Corporate Governance Committee Charter. Information about each nominee, including biographical data for at least the last five years and the particular experience, qualifications, attributes or skills that led the Board to conclude that this person should serve as a director for the Company, follows. Should one or more of these nominees become unavailable to accept nomination or election as a director (which is not anticipated), the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, or the Board may reduce the number of directors to be elected. Unless otherwise instructed by the shareholder, the proxy holders will vote the proxies received by them for the Company’s nominees named below.

Nominees and Nominee Attributes, Experience and Skills

Jacob J. Berning, 42, was selected by Air T, Inc. and elected to the Board in December 2014 pursuant to the Standstill Agreement, further described under “Certain Relationships and Related-Party Transactions” below, among the Company and Nicholas J. Swenson, Air T, Inc., Groveland Capital LLC and Groveland Hedged Credit Fund LLC. He has served as Marketing Vice President at The Schwan Food Company since September 2014. Mr. Berning has extensive leadership experience across a diverse set of businesses and teams in the consumer packaged goods industry. He has a BA degree from the University of Minnesota and an MBA (Finance and Marketing) from New York University.  His 15 years of marketing experience working with a variety of different brands also includes time as Marketing Director of WhiteWave Foods Company from July 2011 to September 2014 and Marketing Manager at General Mills, Inc. from September 2003 to July 2011. These experiences provide knowledge and understanding of the industry representing the majority of our customer base. The Standstill Agreement also required that Mr. Berning be nominated for election to serve as a director at the Annual Meeting.

David L. Boehnen, 68, has been a member of the Board since December 2011 and became the Chairman of the Board on August 19, 2013. He is the Chair of the Nominating and Corporate Governance Committee and is a member of the Audit Committee. Mr. Boehnen is Of Counsel at the law firm of Dorsey & Whitney LLP, where he was a partner prior to joining SUPERVALU, Inc. in 1991. From 1997 through 2010, Mr. Boehnen served as Executive Vice President of SUPERVALU and was responsible for real estate and store development, corporate development, legal and government affairs. Mr. Boehnen retired from SUPERVALU in December 2010 and served as Senior Counselor to the CEO for one year thereafter. Mr. Boehnen holds an AB degree from the University of Notre Dame and a JD degree with honors from Cornell University Law School. Mr. Boehnen’s extensive experience as an executive officer and leader in a publicly-held company in the grocery retail industry, an industry in which the Company conducts much of its business, provides an in-depth understanding of the business issues faced by the Company.

Edward A. Corcoran, 51, joined the Board in August 2012 and serves as a member of the Compensation and Nominating and Corporate Governance Committees. He is also a Director of Colliers International Thailand, a franchise real estate advisory and brokerage firm. In 2012, Mr. Corcoran was elected to the Board of Education for Hinsdale High School District 86, a district in Illinois with approximately 4,500 students. Since 2010, Mr. Corcoran has served in an investment and advisory capacity with Greentech Overseas, a company involved in the green technology space of the waste management industry. From 2000 to 2010, Mr. Corcoran served as the Founder, President and COO of Modern Asia Environmental Holdings Inc., a regional waste management company located in Southeast Asia. Prior to 2000, Mr. Corcoran served in executive and senior operational positions in various subsidiaries of Waste Management Inc., both domestically and in Asia. Mr. Corcoran holds a Bachelor of Science degree in Civil Engineering from Northwestern University and a Master of Science degree in Management from the Kellogg Graduate School of Management at Northwestern University. Mr. Corcoran has significant operational and management experience as an executive and a manager in small to medium-sized businesses. This experience, coupled with his entrepreneurial experience, brings skills to the Board in the areas of financial and performance measurements and innovation.

Glen P. Dall, 53, has been our President and Chief Executive Officer and a member of the Board of Directors since July 17, 2013. Prior to his appointment to President and Chief Executive Officer, Mr. Dall had been the Company’s President and Chief Operating Officer since May 2012, Executive Vice President and Chief Operating Officer since March 2012 and the Vice President of Corporate Development since September 2009. For 19 years prior to joining the Company, Mr. Dall served in various roles at Valassis Communications, Inc., most recently as a Director of CPG

Sales from October 2007 to September 2009. As our President and Chief Executive Officer, and with over 23 years of experience in the in-store advertising industry, Mr. Dall brings to our Board a deep knowledge of Insignia Systems, its operations and the in-store advertising industry. Mr. Dall also provides to the Board management’s views and perspectives on various matters. He holds a Bachelor of Science degree in Marketing from the University of Michigan.

Michael C. Howe, 62, has served as Principal at Howe Associates, Inc., an angel investment and consulting organization assisting clients with growth opportunities, organizational effectiveness and enhancement in enterprise-wide innovation, since September 2008. He has also served as the Chief Executive Officer of Verify Brand, LLC, thought leader and innovator in secure Unique Identification (sUID), authentication and track & trace solutions, since August 2013. From 2005 to 2008, he served as the President and Chief Executive officer of MinuteClinic, Inc.  From 1995 to 2004, Mr. Howe’s served in various roles at Arby’s, Inc., most recently as President and Chief Executive Officer.  Prior to 1995, he served in a variety of sales management positions at the KFC Division of Yum Brands, Helene Curtis, Inc. and The Procter & Gamble Company. Mr. Howe’s proven ability to enhance shareholder value in diverse environments, skills in business and growth strategy, marketing leadership, identification of business opportunities and consumer trends will be a benefit to the Company. He served on the board of directors of IntegraMed America, Inc. Mr. Howe holds Bachelor of Accounting and Bachelor of Business Administration degrees from the University of Minnesota Duluth.

Nicholas J. Swenson, 46, was elected to the Board in November 2014 pursuant to the Standstill Agreement. He is also a member of the Nominating and Corporate Governance Committee, Compensation Committee, and the Capital Allocation Committee. Mr. Swenson has served as the Chief Executive Officer of Air T, Inc. (Nasdaq: AIRT) since October 2013, as well as Managing Member of Groveland Capital and Groveland Fund since March 2009. Mr. Swenson also currently serves as Chairman of the board of Pro-Dex, Inc. (Nasdaq: PDEX) and has been on PDEX’s board of directors since August 2012. Mr. Swenson has worked in the investment management industry most of his career. He has an MBA (Finance) from the University of Chicago. His vast experience as a businessperson, investor and research analyst will be a benefit to the Company. The Standstill Agreement required that Mr. Swenson be nominated for election to serve as a director at the Annual Meeting.

F. Peter Zaballos, 56, has served as the Vice President of Marketing and Product at SPS Commerce since September 2012. Previously, he served as Vice President of Marketing from April 2012 to September 2012. From 2010 to 2011 he held the positions of Vice President, Product and Vice President, Marketing and Business Development at StudyBlue, a cloud service reaching more than a million high school and college students. His more than 15 years as a marketing executive and board experience provide knowledge and skills to the Board in the areas of brand development and marketing, product strategy,  business development and innovation. Mr. Zaballos has a Bachelor of Science degree from the University of California, Berkeley, and a Master’s degree (SM) in Management from the Massachusetts Institute of Technology (MIT), Sloan School of Management.

Steven R. Zenz, 61, has been a member of the Board since October 2013. He is also Chair of the Audit Committee. He is also a Director of NuAx, Inc. and Closys Corporation, early stage privately-held technology companies, as well as Metro Sales, Inc., a privately-held office equipment distributor. Mr. Zenz is a former partner of the audit and advisory firm KPMG, where served in various capacities in his 33 years with the firm, including partner in charge of the audit group and partner in charge of the firm’s SEC and technical accounting practices in KPMG’s Minneapolis, Minnesota and Des Moines, Iowa, offices as well as lead audit partner for many publicly-held company clients. Since 2011, Mr. Zenz has acted as a consultant on several merger and acquisition transactions providing advice on valuations, SEC filings, technical accounting and integration. He holds a Bachelor of Science degree in Accounting and a Masters of Business Taxation degree from the University of Minnesota. Mr. Zenz’s deep financial expertise and SEC experience benefit the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” ELECTION OF EACH OF THE EIGHT NOMINEES.

PROPOSAL TWO —
AMENDMENT TO 2013 OMNIBUS STOCK AND INCENTIVE PLAN

General Information

On February 24, 2015, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company’s 2013 Omnibus Stock and Incentive Plan (the “2013 Omnibus Plan”). The amendment provides for an increase in the total number of shares available under the 2013 Omnibus Plan from 900,000 shares to a total of 1,100,000 shares. The amendment does not modify the 2013 Omnibus Plan in any other respect.

As of April 17, 2015, there were 336,767 shares available for issuance under the 2013 Omnibus Plan. Additionally, as of April 17, 2015, there were options outstanding to purchase 469,500 shares under the 2013 Omnibus Plan. From its effectiveness on February 26, 2013 through April 17, 2015, 541,000 options have been granted, 25,000 restricted awards have been granted, no options have been exercised, 71,500 options have been terminated based on their terms, and 68,733 shares have been granted under the 2013 Omnibus Plan.

The amendment to the 2013 Omnibus Plan will enable the Company to continue to grant awards as needed to attract, retain and motivate employees and other service providers. The 2013 Omnibus Plan is intended to enhance the Company’s ability to provide key individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers, and to increase shareholder value by further aligning the interest of key individuals with the interests of the Company’s shareholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company’s long-term success is dependent upon the Company’s ability to attract, retain and motivate highly qualified individuals who, by virtue of their ability and qualification, make important contributions to the Company.

If our shareholders do not approve the proposed amendment, the 2013 Omnibus Plan will remain in effect as originally adopted. In that case, we would be limited to issuing no more than 900,000 shares of our common stock pursuant to awards made under the 2013 Omnibus Plan. In light of our pattern of share usage during recent years, after taking into account grants for new personnel, we believe that the shares currently remaining available under the 2013 Omnibus Plan will likely be insufficient for planned award activity. In making this recommendation for the share reserve, the Compensation Committee considered several factors including historical award levels, future compensation levels and assumed fair value of award grants.

Summary Information about the Plan

The material terms of the 2013 Omnibus Plan, as proposed to be amended, are summarized below. The following summary is qualified in its entirety by reference to the full text of the 2013 Omnibus Plan as filed on Form 10-Q dated August 6, 2014.

Administration and Eligibility

The Compensation Committee administers the 2013 Omnibus Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2013 Omnibus Plan. In addition, the Compensation Committee can specify whether, and under what circumstances, awards to be received under the 2013 Omnibus Plan may be deferred automatically or at the election of either the holder of the award or the Compensation Committee, if any such deferral complies with or is exempt from Section 409A of the Internal Revenue Code (“Code”). Subject to the provisions of the 2013 Omnibus Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Compensation Committee has authority to interpret the 2013 Omnibus Plan and to establish rules and regulations for the administration of the 2013 Omnibus Plan.

Eligible recipients under the 2013 Omnibus Plan include any employee, officer, consultant, advisor or director providing services to us or to any of our affiliates, who is selected by the Compensation Committee of the Board. As of April 17, 2015, approximately 70 employees and seven non-employee directors were eligible to participate in the 2013 Omnibus Plan.

Term of the 2013 Omnibus Plan

Unless discontinued or terminated by the Board, the 2013 Omnibus Plan will expire on February 26, 2023. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2013 Omnibus Plan, and before expiration of the plan, may extend beyond the end of such period through the award’s normal expiration date.

Shares Available for Issuance under the 2013 Omnibus Plan

As proposed to be amended, the total number of shares of our common stock that may be issued under all equity-based awards made under the 2013 Omnibus Plan is 1,100,000. Certain awards under the 2013 Omnibus Plan are subject to further limitations as follows:

• In any single calendar year, no person may be granted under the 2013 Omnibus Plan any stock options, Stock Appreciation Rights (“SARs”) or other awards, the value of which is based solely on an increase in the value of our common stock after the date of grant of the award, that exceed 500,000 shares of common stock in the aggregate.

• In any single calendar year, the maximum aggregate amount payable under performance awards to any employee who is covered by Section 162(m) of the Code is $1,000,000 in value under the 2013 Omnibus Plan, whether paid in cash, shares or other property, with that dollar amount to increase after 2014 by 5% per year.

• During the ten-year term of the 2013 Omnibus Plan, the maximum number of shares of common stock that may be awarded in the form of grants of restricted stock, restricted stock units and other stock awards is 500,000.

• During the ten-year term of the 2013 Omnibus Plan, our non-employee directors, as a group, may not be granted awards in the aggregate of more than 25% of the shares of common stock available for awards under the 2013 Omnibus Plan.

• During the ten-year term of the 2013 Omnibus Plan, the maximum number of shares of common stock that may be awarded in the form of incentive stock option grants that are subject to the provisions of Section 422 or 424 of the Code is 5,000,000.

The Compensation Committee may adjust the number of shares of common stock and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the 2013 Omnibus Plan. Adjustments of such limits otherwise requires prior shareholder approval.

If any shares of our common stock subject to any award or to which an award relates are forfeited or are reacquired by us, or if any award terminates without the delivery of any shares, the shares previously set aside for such awards will be available for future awards under the 2013 Omnibus Plan.

Types of Awards Available under the 2013 Omnibus Plan

The 2013 Omnibus Plan permits the granting of:

• Stock options (including both incentive and non-qualified stock options);

• SARs;

• Restricted stock and restricted stock units;

• Performance awards of cash or stock; and

• Other stock grants.

Under the 2013 Omnibus Plan, awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2013 Omnibus Plan or any of our other compensation plans. Awards can be granted for no cash consideration or for cash or other consideration as determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock or other securities, or property, or any combination of these in a single payment, in installments or on a deferred basis.

The exercise price per share of common stock under any stock option and the grant price of any SAR may not be less than the fair market value of a share of common stock on the date of grant of such option or SAR.  Fair market value is generally defined in the plan as the closing price on the date of grant.  On April 17, 2015, the closing sale price of share of common stock on the NASDAQ Stock Market was $3.00. Determinations of fair market value under the 2013 Omnibus Plan will be made in accordance with methods and procedures established by the Compensation Committee and intended to comply with or be exempt from Section 409A of the Code. The term of awards will not be longer than ten years from the date of grant.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. Those securities may include shares of common stock already held by the person exercising the option or, in the case of a non-qualified option, shares to be received upon exercise of the option.

Stock Appreciation Rights. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on the right to transfer or vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. The vesting period for these awards shall be determined by the Compensation Committee in its discretion. The Compensation Committee also may permit accelerated vesting in the case of a participant’s death, disability or retirement, or a change in control of Insignia. If the participant’s employment or service terminates during the vesting period for any other reason, the restricted stock and restricted stock units will be forfeited, unless the Compensation Committee determines that it would be in our best interest to waive the remaining restrictions.

Performance Awards. Performance awards granted under the 2013 Omnibus Plan are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, and to comply with or be exempt from Section 409A of the Code. Performance awards give participants the right to receive payments in cash, stock or property based solely upon the achievement of certain performance goals during a specified performance period. The Compensation Committee must designate all participants for each performance period, and establish performance goals and target awards for each participant no later than 90 days after the beginning of each performance period and within the parameters of Section 162(m) of the Code. Performance goals must be based solely on one or more of the following business criteria:

• Revenue;

• Cash flow;

• Gross profit;

• Earnings before interest and taxes;

• Earnings before interest, taxes, depreciation and amortization;

• Net earnings;

• Earnings per share;

• Margins, including gross profit, operating and net income margins;

• Returns, including return on assets, equity, investment, capital and revenue and total shareholder return;

• Stock price;

• Working capital;

• Market share;

• Cost reductions;

• Customer satisfaction;

• Completion of key projects; and

• Strategic plan development and implementation.

The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures, and may be applied at individual and/or organizational levels.

Other Stock Awards. The Compensation Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the 2013 Omnibus Plan limitations.

Change in Control

In the event of a Change in Control (as defined in the 2013 Omnibus Plan), the Compensation Committee may, on a participant-by-participant basis (i) cause any outstanding awards to become vested and immediately exercisable, in whole or in part; (ii) cause any outstanding option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that change in control, cancel that option upon closing of the change in control; (iii) cancel any unvested award or unvested portion thereof, with or without consideration; (iv) cancel any award in exchange for a substitute award; (v) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to the fair market value of an unrestricted share on the date of the change in control; (vi) cancel any option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of shares subject to that option, multiplied by the difference, if any, between the fair market value per share on the date of the Change in Control and the exercise price of that option; provided that if the fair market value per share on the date of the Change in Control does not exceed the exercise price of any such option, the Compensation Committee may cancel that option without any payment of consideration; and/or (vii) take such other action as the Compensation Committee determines to be reasonable under the circumstances; provided that the Compensation Committee may only use discretion to the extent permitted under Section 409A of the Code.

The Compensation Committee, in its sole discretion, has the authority to determine the application of the foregoing provisions.

Award Transfers Generally Prohibited

Unless otherwise provided by the 2013 Omnibus Plan, no award (other than shares of unrestricted stock) granted under the 2013 Omnibus Plan, and no right under any such award, will be transferable by a participant without consideration except by will or by the laws of descent and distribution.

Award Repricing Prohibited Without Prior Shareholder Approval

Without the approval of our shareholders, no option or SAR may be amended to reduce its initial exercise or grant price, and no option or SAR may be canceled and replaced with an option, SAR or other award having a lower exercise price, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the 2013 Omnibus Plan.

2013 Omnibus Plan Amendments; Award Amendments

The Board or the Compensation Committee may amend, alter, suspend, discontinue or terminate the 2013 Omnibus Plan at any time, except that prior shareholder approval will be required for any amendment to the 2013 Omnibus Plan required under applicable law, including the rules and regulations of the NASDAQ Stock Market.

Subject to the provisions of the 2013 Omnibus Plan or an award agreement, the Compensation Committee may not amend any outstanding award agreement without the participant’s consent, if the action would adversely affect the participant’s rights.

Federal Income Tax Consequences of Awards under the 2013 Omnibus Plan

The 2013 Omnibus Plan has been designed to meet the requirements of Section 162(m) of the Code regarding the deductibility of executive compensation and to minimize the risk of premature income taxes and related penalties on participating employees under Section 409A of the Code. The following description is a summary, and not a comprehensive description, of certain federal income tax consequences relating to awards that the Company may grant under the 2013 Omnibus Plan. The description does not address all tax consequences that may apply to an award or specific tax consequences that may apply to a participant who receives an award because of the participant’s individual circumstances. The description is based on current statutes, regulations, and interpretations, all of which are subject to change, and any change of which may have a significant effect on the following description. The description does not include state or local income tax consequences, which also may be significant.

Grant of Options and SARs. The grant of a stock option or SAR is not expected to result in any taxable income for the recipient.

Exercise of Options and SARs. When the holder of a non-qualified stock option exercises the option, the holder must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to an income tax deduction for the same amount. The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs. The tax consequence upon a person’s disposition of shares of common stock acquired through the exercise of an option or SAR will depend on how long the shares have been held, and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with a person’s disposition of shares of common stock acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Awards Other Than Options and SARs. As to other awards granted under the 2013 Omnibus Plan that are payable either in cash or shares of our common stock that are either transferable or not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to (a) the amount of cash received or, as applicable; (b) the excess of (i) the fair market value of the shares received (determined as of the date of receipt) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

As to an award that is payable in shares of our common stock that are restricted from transfer and subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Code, the holder must recognize ordinary income equal to the excess of (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount.

Our Income Tax Deduction. Subject to the usual rules concerning reasonable compensation, and assuming that, as expected, performance awards paid under the 2013 Omnibus Plan are “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, we will generally be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2013 Omnibus Plan. However, we will not receive any income tax deduction when a participant recognizes capital gain income upon disposition of shares of common stock received pursuant to an incentive stock option or any other form of award.

Delivery of Shares for Tax Obligation. Under the 2013 Omnibus Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to deliver to us shares of common stock (either shares received upon the receipt or exercise of the award, or shares previously owned by the holder of the option) to satisfy federal and state income tax obligations.

Section 162(m) of the Code.  Section 162(m) of the Code limits the federal income tax deductions a publicly held company can claim for compensation in excess of $1,000,000 paid to certain executive officers. “Qualified performance-based compensation” is not counted against the $1,000,000 deductibility limit. Under the 2013 Omnibus Plan, options or SARs granted with an exercise price at least equal to 100% of the fair market value of the underlying shares at the date of grant may satisfy the requirements for treatment as “qualified performance-based compensation.” In addition, awards that are conditioned upon achievement of certain performance goals may satisfy the requirements for treatment as “qualified performance-based compensation.” A number of other requirements must be met, however, in order for those awards to so qualify. Accordingly, there can be no assurance that awards under the 2013 Omnibus Plan will be fully deductible under all circumstances.

Section 409A of the Code. The Compensation Committee will administer and interpret the 2013 Omnibus Plan and all award agreements in a manner intended to satisfy the requirements of Section 409A of the Code, so as to minimize the risk of any adverse tax results thereunder to a holder of an award. If any provision of the 2013 Omnibus Plan or any award agreement would result in such adverse consequences, the Compensation Committee may amend that provision or take other reasonably necessary action to minimize the participants’ risk of any adverse tax results; no such action shall be deemed to impair or otherwise adversely affect the rights of a holder of an award under the 2013 Omnibus Plan.

Future Awards to be Granted under the 2013 Omnibus Plan

As of the date hereof, the Compensation Committee has not approved any awards in excess of the original share reserve under the 2013 Omnibus Plan and therefore has not approved awards in reliance on the proposed amendment to increase the share reserve. The number and types of awards that will be granted in the future under the 2013

Omnibus Plan are not determinable, as the Compensation Committee will make these determinations in its sole discretion.

Equity Compensation Plan Information

The following table presents certain information regarding our equity compensation plans, the 2003 Stock Plan, the 2013 Omnibus Plan and our Employee Stock Purchase Plan, as of December 31, 2014.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders	1,255,077	(1)	$2.86	460,152	(2)
Equity compensation plans not approved by security holders	—		—	—
Total	1,255,077		$2.86	460,152

(1)         This number includes 498,500 options exercisable under the 2013 Omnibus Plan. The 2003 Stock Plan expired on February 24, 2013, but 756,577 options remain exercisable until December 2022.

(2)         This number includes 152,385 shares available for issuance under our Employee Stock Purchase Plan. The Company maintains the Employee Stock Purchase Plan, pursuant to which eligible employees, including named executive officers, can contribute up to ten percent of their base pay per year to purchase shares of Common Stock.  The shares are issued by the Company at a price per share equal to 85% of market value on the first day of the offering period or the last day of the plan year, whichever is lower. This number also includes 307,767 shares available for issuance under the 2013 Omnibus Plan.

Registration with the Securities and Exchange Commission

The Company intends to file a Registration Statement on Form S-8 covering the issuance of the additional shares under the 2013 Omnibus Plan with the SEC pursuant to the Securities Act of 1933, as amended, promptly after approval of the amendment to the 2013 Omnibus Plan by the Company’s shareholders.

Board Voting Recommendation; Vote Required

Upon the recommendation of the Compensation Committee, the Board approved an amendment to the Company’s 2013 Omnibus Stock and Incentive Plan to increase the number of shares reserved for issuance under the Plan from 900,000 to 1,100,000 shares, subject to shareholder approval. The affirmative vote of the holders of a majority of the voting power of the shares of our common stock present, in person or by proxy, and entitled to vote (excluding broker non-votes), is required to approve the amendment to the 2013 Omnibus Plan. Approval of the amendment at the Annual Meeting will also be deemed to include approval of the performance criteria upon which awards intended to be “performance-based compensation” under Section 162(m) of the Code may be made.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE 2013 OMNIBUS STOCK AND INCENTIVE PLAN.

PROPOSAL THREE —
NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Introduction

At the Annual Meeting on May 25, 2012, shareholders voted to cast advisory, non-binding votes on executive compensation on an annual basis. Accordingly, we are requesting this non-binding advisory vote on the executive compensation paid to our Named Executive Officers.

Effect of Vote

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the vote of the shareholders on this resolution is a “non-binding” advisory vote. The purpose of the vote is for the shareholders to give their opinion to the Board on the Company’s executive compensation. The Board is not required by law to take any action in response to the shareholder vote. However, the Board values the opinion of the shareholders, and the Board and the Compensation Committee will evaluate the results of the 2015 vote carefully when making future decisions regarding compensation of the Named Executive Officers.

Compensation Philosophy and Compensation of our Named Executive Officers

Our discussion of the authority and processes of the Compensation Committee and its committee charter beginning on page 6 of this Proxy Statement explains the responsibilities of our Compensation Committee. This summary and the Narrative Disclosure of Executive Compensation beginning on page 20 provide information concerning the compensation philosophy, plans and policies under which we paid the Named Executive Officers. As set forth in the Summary Compensation Table on page 20 and the Narrative Disclosure of Executive Compensation, our compensation policies and procedures are centered on a pay-for-performance philosophy and are strongly aligned with the long-term interests of our shareholders.

Given the pay-for-performance structure of our executive compensation program, the Compensation Committee and the Board believe that the compensation of our Named Executive Officers is reasonable and appropriate and justified by the performance of the Company in a challenging environment.

Form of Resolution

The shareholders are being asked at the Annual Meeting to vote “FOR” or “AGAINST” the following resolution:

“RESOLVED, that the holders of the Company’s common stock approve the compensation of the Company’s executives named in the Summary Compensation Table, as disclosed in the Company’s 2015 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Executive Compensation tables and the related footnotes and the Narrative Disclosure of Executive Compensation following the Summary Compensation Table).”

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RESOLUTION APPROVING THE COMPANY’S EXECUTIVE COMPENSATION.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

The following table sets forth certain information regarding our current executive officers:

Name	Age	Position
Glen P. Dall	53	President and Chief Executive Officer
John C. Gonsior	37	Vice President of Finance, Chief Financial Officer, Secretary and Treasurer
Timothy J. Halfmann	55	Chief Sales and Marketing Officer

Glen P. Dall has been the President and Chief Executive Officer and a member of the Board of Directors since July 17, 2013. Prior to his appointment to President and Chief Executive Officer, Mr. Dall had been the Company’s President and Chief Operating Officer since May 2012, Executive Vice President and Chief Operating Officer since March 2012 and the Vice President of Corporate Development since September 2009. For 19 years prior to joining the Company, Mr. Dall served in various roles at Valassis Communications, Inc., most recently as a Director of CPG Sales from October 2007 to September 2009.

John C. Gonsior has been the Vice President of Finance, Chief Financial Officer and Treasurer since June 2011, and was appointed Secretary in February 2014. Prior to joining the Company, Mr. Gonsior spent his career in public accounting, most recently at Grant Thornton, LLP from 2006 to 2011 where his last position held was that of Senior Manager. Mr. Gonsior is a licensed CPA with extensive experience in financial reporting, internal controls and corporate tax.

Timothy J. Halfmann has been the Chief Sales & Marketing Officer since April 2014. He joined Insignia in September 2012, as a consultant. He has more than 30 years of experience in sales, marketing strategy and executive leadership. Prior to joining the company, he served as Executive Vice President, Sales at Entertainment Promotions, Inc., a private provider of discount, promotion and coupon products in communities throughout North America, from May 2010 to August 2012 and SVP, National Sales Manager at ePrize, Inc. from March 2008 to April 2010.  Prior to 2008, Mr. Halfmann held senior leadership positions at Valassis Communications, Inc. and News America Marketing.

Executive officers are elected annually by the Board of Directors and serve for a one-year period. There are no family relationships between any of the executive officers or directors of the Company.

Summary Compensation Table

The following table provides certain summary information concerning the compensation earned for services rendered in all capacities to Insignia Systems, Inc. during the fiscal years ended December 31, 2014 and 2013 by our President and Chief Executive Officer, our Vice President of Finance, Chief Financial Officer, Secretary and Treasurer, and our Chief Sales and Marketing Officer, together referred to as our “Named Executive Officers.”

Name and Position	Year	Salary	Stock Awards(1)(3)	Option Awards(2)(3)	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total
Glen P. Dall	2014	$299,038	$45,450	$114,140	$24,000	$14,059	$496,687
President and	2013	$278,594	$—	$62,541	$183,834	$20,710	$545,679
Chief Executive Officer

John C. Gonsior	2014	$212,042	$15,150	$39,949	$10,750	$—	$277,891
Vice President of Finance,	2013	$190,526	$—	$33,732	$122,556	$—	$346,814
Chief Financial Officer,
Secretary and Treasurer

Timothy J. Halfmann(6)	2014	$168,750	$15,150	$44,443	$11,667	$62,500	$302,510
Chief Sales and
Marketing Officer

(1)   The “Stock Awards” column presents the grant date fair value of restricted stock units granted in the respective fiscal year as computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation (“ASC 718”). Accordingly, the grant date fair value was determined by multiplying the number of restricted stock units by the closing stock price on the date of grant.

(2)   The Option Awards granted in 2014 and 2013 were granted pursuant to the 2013 Omnibus Plan.  The dollar value of the options shown represents the estimated grant date fair value in accordance with ASC 718 pursuant to the Black-Scholes option pricing model, which requires several significant judgments and assumptions.

(3)   Please refer to Note 8, “Shareholders’ Equity” to the Company’s financial statements in its Form 10-K for the year ended December 31, 2014, for information regarding the assumptions used to determine the fair value of options granted.

(4)   Amounts under the Non-Equity Incentive Plan Compensation column were earned under the Executive Officer Incentive Bonus Plan for the years indicated and were paid out early in the following year.

(5)   All Other Compensation totals for Mr. Dall include amounts paid for annual auto allowance, taxable medical reimbursements and group term life insurance premiums. The All Other Compensation for Mr. Halfmann was fees paid for part-time consulting prior to April 2014.

(6)   Mr. Halfmann was hired as full-time Chief Sales and Marketing Officer in April 2014.

Executive Compensation

The principal components of compensation for the Named Executive Officers are:  (i) base salary; (ii) non-equity incentive compensation in the form of an annual cash bonus under the Executive Officer Incentive Bonus Plan (“Executive Bonus Plan”); and (iii) long-term, equity-based incentive compensation in the form of stock options and restricted stock units. These components of compensation are summarized below, followed by a description of each Named Executive Officer’s individual agreements with the Company and the compensation received thereunder.

Executive Officer Incentive Bonus Plan.

The Executive Officer Incentive Bonus Plan was established in 2007 and applies to future fiscal years until terminated or superseded.  The executive officers are eligible to earn annual cash bonus payments if the Company meets pre-established financial performance objectives. All of the Named Executive Officers were eligible to participate in the Executive Bonus Plan in 2014.

Fiscal Year 2014 Performance Targets

Financial Targets

	Total Revenue-Based Bonus
		Bonus as Percentage of Salary
Bonus Level	Minimum Total Revenue	CEO	CFO	CSMO
Minimum	90% of Target	8%	5%	7%
Plan	100% of Target	15%	8%	15%
Exceed Plan	120% of Target	20%	10%	25%
Significantly Exceed Plan	130% of Target	30%	10%	30%

Actual revenue in 2014 was $26,305,000, which was below the minimum level required to achieve a bonus payment for this component of the Executive Bonus Plan.

	Corporate Operating Income-Based Bonus
	Minimum Corporate	Bonus as Percentage of Salary
Bonus Level	Operating Income	CEO	CFO	CSMO
Minimum	90% of Target	8%	5%	7%
Plan	100% of Target	25%	12%	15%
Exceed Plan	120% of Target	40%	20%	20%
Significantly Exceed Plan	130% of Target	50%	30%	30%

Actual Corporate Operating Income 2014 was $467,000, which was below the minimum level required to achieve a bonus payment for this component of the Executive Bonus Plan.

Individual Performance Goals

For 2014, the CFO, CSMO and CEO each had the opportunity to earn a bonus of between 5% and 20% of his respective base salary for the achievement of individual performance goals, if approved by the Compensation Committee in its discretion. Even though the minimum revenue and/or operating income financial targets were not achieved, a discretionary bonus for individual performance remained available. Based on the Compensation Committee’s evaluation of their performance against their respective individual performance goals, the CFO, CSMO and CEO received bonus payments of 5%, 5% and 8% of their base salaries, respectively, for 2014.

Long-term, Equity-Based Incentive Compensation (Stock Options and Restricted Stock Units).

Prior to 2014, executive officers received incentive stock options as their sole form of equity-based compensation. During 2014, the Compensation Committee approved restricted stock units as a second form of equity-based compensation. The Compensation Committee determined that the addition of restricted stock units was appropriate after reviewing market practices to diversity the equity-based compensation available to executive officers in light of our compensation philosophy.

During 2014, the stock option and restricted stock unit awards were each granted under our 2013 Omnibus Plan and were scheduled to vest in one-third increments on the anniversary of the date of grant over three years. The stock option awards allow the holder to purchase shares of Company common stock at a price equal to the “fair market value” of the Company’s common stock on the date of grant (as defined in the Plan) over a term of ten years. On April 28, 2014, the Company granted incentive stock options to purchase 40,000 shares to Mr. Halfmann at an exercise price of $2.91 per share, in conjunction with the commencement of his employment.  On May 21, 2014, the Company granted incentive stock options to purchase 100,000 and 35,000, respectively to Messrs. Dall and Gonsior at an exercise price of $3.03 per share.  Also on May 21, 2014, Messrs. Dall, Gonsior and Halfmann received restricted stock units of 15,000, 5,000 and 5,000 units, respectively. Each restricted stock unit represents a contingent right to receive a share of the Company’s common stock.

Severance and Change in Control Arrangements with Named Executive Officers.

Severance Benefits in the Event of Change in Control.  Mr. Dall, Mr. Gonsior and Mr. Halfmann each have a Change in Control Severance Agreement (“Change in Control Agreement”) with the Company generally calling for lump sum severance payments equal to two years’ base salary in effect prior to the Change in Control if their employment is terminated after the Change in Control. “Change in Control” is defined as a sale of all or substantially all of the assets of the Company, a merger in which the shareholders of the Company own less than 50% of the surviving entity, the acquisition of 40% or more of the Company’s outstanding stock by a single person or a group, or the election of a majority of the Company’s directors who consist of persons who were not nominated by the Company’s prior Board of Directors.

The Change in Control Agreements provide that, in addition to a Change in Control, a subsequent termination of employment without cause or a resignation for Good Reason must occur within two years following the Change in Control in order for the executive officers to receive benefits. “Good Reason” is defined in the agreement to include demotion, reduction in salary or benefits, relocation, and certain other events.

In addition, Mr. Dall, Mr. Gonsior and Mr. Halfmann may be entitled to additional payments in the event of a Change in Control. The 2014 Executive Bonus Plan provides that if there is a Change in Control of the Company, as that term is defined in Mr. Dall’s, Mr. Gonsior’s and Mr. Halfmann’s Change in Control Agreements, and subsequent triggering termination of employment, Mr. Dall, Mr. Gonsior and Mr. Halfmann would be eligible to receive certain lump sum distributions of incentive compensation. The amount of the lump sum distribution, if any, would be a pro-rata portion of the amount of bonus that would be paid based on the year-to-date financial performance, combined with the prospects for the balance of the fiscal year, as determined by the Compensation Committee.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth summary information regarding the outstanding equity awards held by our Named Executive Officers at December 31, 2014.

	Option Awards(1)					Stock Awards(2)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested

Glen P. Dall	8/31/2009	13,333	—	$3.79	8/31/2019
	5/26/2010	20,000	—	5.49	5/26/2020
	5/25/2011	20,000	—	4.22	5/25/2021
	8/23/2011	20,000	—	3.13	8/23/2021
	5/23/2012	13,334	6,666	1.74	5/23/2022
	12/4/2012	23,334	11,666	1.61	12/4/2022
	8/21/2013	20,000	40,000	2.46	8/21/2023
	5/21/2014	—	100,000	3.03	5/21/2024
	5/21/2014					15,000	$45,450

John C. Gonsior	8/23/2011	20,000	—	$3.13	8/23/2021
	5/23/2012	13,334	6,667	1.74	5/23/2022
	12/4/2012	20,000	10,000	1.61	12/4/2022
	8/21/2013	11,667	23,333	2.46	8/21/2023
	5/21/2014	—	35,000	3.03	5/21/2024
	5/21/2014					5,000	$15,150

Timothy J. Halfmann	12/4/2012	13,334	6,667	$1.61	12/4/2024
	4/28/2014	—	40,000	2.91	4/28/2024
	5/21/2014					5,000	$15,150

(1)         Each option vests and becomes exercisable in three equal annual installments over the three-year period measured from the grant date, subject to continued employment with each vesting date.

(2)         Each restricted stock unit vests in three equal increments over a three-year period from the grant date.

Calculation of Potential Change in Control Payments

If a Change in Control and qualifying termination had occurred on December 31, 2014, the Named Executive Officers in the Summary Compensation Table would have received the approximate lump sum payments set forth in the following table.

Name	Payment Amount

Glen P. Dall	$600,000
John C. Gonsior	$430,000
Timothy J. Halfmann	$500,000

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Code limits deductions for certain executive compensation in excess of $1,000,000 in any given year. Since corporate objectives may not always be consistent with the requirements for full deductibility, our Compensation Committee is prepared, if it deems appropriate, to enter into compensation arrangements under which payments may not be deductible under section 162(m). The Committee will consider deductibility of executive compensation, but deductibility will not be the sole factor used by the Committee in ascertaining appropriate levels or modes of compensation. When it is feasible to do so, we will seek to maximize the deductibility for tax purposes of all elements of compensation under section 162(m). Certain types of compensation are deductible only if performance criteria are specified in detail and payments are contingent upon shareholder approval of the compensation arrangement.

PROPOSAL FOUR —
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

While we are not required to do so, we are submitting the appointment of Baker Tilly Virchow Krause, LLP (“Baker Tilly”) as our independent registered public accounting firm for the year ending December 31, 2015, for ratification in order to ascertain the views of our shareholders on this appointment. If the appointment is not ratified by the shareholders, the Audit Committee will reconsider its selection. Baker Tilly has been the Company’s auditor since July 2011.

A representative of Baker Tilly is expected to be present at the Annual Meeting, and will be given the opportunity to make a statement and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY VIRCHOW KRAUSE, LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2015.

AUDIT INFORMATION

Fees Paid to Independent Registered Public Accounting Firm

The following table shows the fees for services rendered by Baker Tilly for the years ended December 31, 2014 and December 31, 2013, respectively.

	2014	2013
Audit Fees(1)	$112,100	$111,000
Audit-Related Fees(2)	9,800	9,800
Tax Fees(3)	—	1,375
All Other Fees	—	—
Total	$121,900	$122,175

(1)         Audit fees represent fees for professional services provided in connection with the audit of the Company’s financial statements, reviews of quarterly financial statements, and filings of registration statements related to shares reserved for issuance under the Company’s stock plans.

(2)         Audit-related fees represent fees for the audit of the Company’s 401(k) plan.

(3)         Tax fees represent fees for the preparation of tax filings and technical advice regarding various tax issues and various state sales and use tax consultations.

Audit Committee Pre-Approval Policy

The Company’s Audit Committee Charter states that before the principal accountant is engaged by the Company to render audit or non-audit services in any year, the engagement will be approved by the Company’s Audit Committee.  One hundred percent of the fees paid in 2014 and 2013 were pre-approved by the Company’s Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the 2014 audited financial statements with management and Baker Tilly Virchow Krause, LLP. Management represented to the Audit Committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The discussions with Baker Tilly Virchow Krause, LLP also included the matters required by Public Company Auditing Oversight Board (PCAOB) Auditing Standard No. 16 (Communications with Audit Committees and Related Amendments to PCAOB Standards).

Baker Tilly Virchow Krause, LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence). The Committee discussed with the independent auditors the auditors’ independence from management and the Company, and considered the compatibility of non-audit services with the auditors’ independence.

Based on the discussions with management and Baker Tilly Virchow Krause, LLP, the Audit Committee’s review of the representations of management and the report of Baker Tilly Virchow Krause, LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and filed with the SEC.

Submitted by the Audit Committee:

Steven R. Zenz, Chairman           David L. Boehnen           Edward A. Corcoran

The preceding report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 (the “1933 Act”) or the Securities Exchange Act of 1934 (the “1934 Act”), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the 1933 Act or the 1934 Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information provided to the Company as to the beneficial ownership of common stock as of April 17, 2015, by: (i) persons known to the Company to hold 5% or more of such stock; (ii) each of the directors and nominees of the Company; (iii) each of the Named Executive Officers named in the Summary Compensation Table; and (iv) by all directors, nominees and executive officers as a group. The address of each director, nominee and executive officer is 8799 Brooklyn Boulevard, Minneapolis, Minnesota 55445. Beneficial ownership includes shares available for purchase under options and subject to settlement under restricted stock units within 60 days after April 17, 2015. Unless otherwise indicated, each person had sole voting power and sole investment power for all such shares beneficially held.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)		Percent of Shares

Shareholders / Shareholder Groups
Biglari Capital Corp. The Lion Fund II, L.P. Sardar Biglari 17802 IH 10 West, Suite 400 San Antonio, TX 78257	2,313,200	(3)	19.0%

Air T, Inc. Groveland Capital LLC Groveland Hedge Credit Fund LLC Nicholas J. Swenson 3524 Airport Road Maiden, NC 28650	1,861,284	(4)	15.3%

Directors, Nominees and Executive Officers
Nicholas J. Swenson**	1,871,284	(5)	15.3%
Edward A. Corcoran**	413,315		3.4%
Glen P. Dall**	180,798		1.5%
John C. Gonsior**	109,495		*
David L. Boehnen**	55,753		*
Reid V. MacDonald**	54,526		*
Timothy J. Halfmann**	28,335		*
Gary L. Vars**	21,526		*
Steven R. Zenz**	20,526		*
Jacob J. Berning**	10,000		*
Michael C. Howe***	—		—
F. Peter Zaballos***	—		—
All directors, nominees and executive officers as a group (12 persons)	2,765,558	(6)	22.0%

*                 Indicates less than one percent.

**          Currently serves as executive officer or director of Insignia Systems, Inc.

***   Nominee for election to serve as a director of Insignia Systems, Inc.

(1)         Includes the following shares subject to options exercisable within 60 days after April 17, 2015:

Name	Shares
Mr. Dall	170,001
Mr. Gonsior	83,334
Mr. Halfmann	26,668
Mr. Boehnen	34,700
Mr. Berning	10,000
Mr. Corcoran	10,000
Mr. MacDonald	10,000
Mr. Swenson	10,000
Mr. Vars	10,000
Mr. Zenz	10,000

(2)         Includes the following restricted stock units which will vest within 60 days after April 17, 2015: 5,000 unit shares for Mr. Dall; 1,667 unit shares for Mr. Gonsior and 1,667 unit shares for Mr. Halfmann.

(3)         Based on Schedule 13D filed with the SEC jointly by Biglari Capital Corp., The Lion Fund II, L.P., and Sardar Biglari on December 22, 2014. Biglari Capital Corp. is the general partner of The Lion Fund II. Sardar Biglari is the Chairman and Chief Executive Officer of Biglari Capital Corp. and has investment discretion over the securities owned by The Lion Fund II. By virtue of these relationships, Biglari Capital Corp. and Sardar Biglari may be deemed to beneficially own the shares owned directly by The Lion Fund II.

(4)         Based on Amendment No. 2 to Schedule 13D/A filed with the SEC jointly by Air T., Inc., Groveland Capital LLC, Groveland Hedged Credit Fund LLC, and Nicholas J. Swenson on April 17, 2015, and subsequent Form 4 filings covering transactions through April 17, 2015. Mr. Swenson, a director of our Company, is the Chief Executive Officer and a director of Air T. Air T, Inc. has sole dispositive and voting power over 1,439,284 shares and disclaims beneficial ownership of the securities held by the Groveland entities. Groveland Hedged Credit Fund LLC owns the remaining 422,000 shares and each of Groveland Capital LLC, Groveland Hedged Credit Fund LLC and Mr. Swenson share dispositive and voting power over all 422,000 shares. The Groveland entities each disclaim beneficial ownership of the securities held by Air T.

(5)         Includes 1,439,284 shares owned by Air T., Inc., of which Mr. Swenson is the Chief Executive Officer and a director, 422,000 shares owned by Groveland Hedged Credit Fund LLC, of which Mr. Swenson is a Managing Director and 10,000 shares subject to options exercisable per Note 1 above.

(6)         Includes 374,703 shares subject to options.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our securities to file initial reports of ownership of those securities on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC. Specific due dates for these reports have been established by the SEC, and we are required to disclose in this Proxy Statement any failure to timely file the required reports by these dates. Based solely on our review of the copies of these reports received by us and written representations from our directors and executive officers, we believe that our directors and executive officers complied with all Section 16(a) filing requirements for the fiscal year ended December 31, 2014. The Company knows of no failures to file a report required under Section 16(a) of the Securities Exchange Act of 1934.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

The SEC has specific disclosure requirements covering certain types of transactions that we engage in with our directors, executive officers or other specified parties. The Company receives an informational questionnaire from each director, nominee for director, executive officer, and greater than five percent shareholder which contains information about related-party transactions between them and the Company. The Company’s Audit Committee Charter assigns to the Audit Committee the responsibility to review and approve all related-party transactions. The Audit Committee reviews each related-party transaction to determine that it is fair and reasonable to the Company, and that the price and other terms included in any transaction are comparable to the terms that would be included in an arms-length transaction between the Company and an unrelated third party.

In October 2014, the Company introduced The Like MachineTM, which is an in-store consumer approval device. The Company expects to more broadly roll out this product during 2015. The Company licenses this product from TLM Holdings, LLC, a company in which Insignia’s Chief Sales and Marketing Officer, Tim Halfmann, serves as a non-operating principal. During 2014, our Company paid a total of $250,000 to TLM Holdings, LLC pursuant to this arrangement for the licensing agreement and a minority equity ownership interest.

During fiscal year 2014, we did not engage in any other transaction, or series of similar transactions, to which we were a party, in which the amount involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years in which any of our directors, executive officers, nominees for election as a director, beneficial owners of more than 5% of our common stock or members of their immediate family had a direct or indirect material interest. We do not have any currently proposed transaction or series of similar transactions.

Standstill Agreement

On November 8, 2014, our Company entered into a standstill agreement (the “Standstill Agreement”) with Nicholas J. Swenson, Air T, Inc., Groveland Capital LLC and Groveland Hedged Credit Fund LLC (collectively, the “Shareholder Group”).  Under the Standstill Agreement, in November 2014, we increased the size of the Board from six to seven directors and elected Mr. Swenson to the Board.  In December 2014, we increased the size of the Board from seven to eight directors and elected Mr. Berning to the Board.  The Company also agreed to nominate Mr. Swenson and Mr. Berning for election to serve as directors at the Annual Meeting.  The Company further agreed to form the Capital Allocation Committee and agreed to name Mr. Swenson to the Nominating and Corporate Governance Committee, Compensation Committee, and the Capital Allocation Committee.

Under the Standstill Agreement, the Shareholder Group has agreed to vote all shares of the Company’s common stock beneficially owned by them in favor of all of the Board’s director nominees at the Annual Meeting and to abide by certain standstill provisions during Mr. Swenson’s time of service on the Board.  The standstill provisions and other restrictions on the Shareholder Group generally terminate on the date Mr. Swenson ceases to be a member of the board, provided that the restrictions will not terminate prior to the earlier of (i) October 1, 2015; (ii) that date that is sixty days prior to the date by which Air T, Inc. or Groveland Hedged Credit Fund LLC, or their respective affiliates, are required to file a notice of an intent to nominate an individual to the board for the Company’s 2016 Annual Meeting of Shareholders.

During the period for which the restrictions apply, the Shareholder Group is restricted, subject to certain limited exceptions, from activities with respect to: (i) influence or control of Company management or obtaining board representation, engaging in activities in opposition to board recommendations or submitting any proposal or director nomination to the Company’s shareholders, or soliciting, encouraging or in any way participating in the solicitation of any proxies with respect to any voting securities of the Company; (ii) participation in any “group” within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, other than the Shareholder Group or any group deemed to arise from the Agreement; and (iii) public disparagement of any member of the Board or management.

OTHER INFORMATION

Other Business

Management of the Company knows of no matters other than the foregoing to be brought before the Annual Meeting. However, the enclosed proxy gives discretionary authority in the event any additional matters should be presented.

2016 Shareholder Proposals

Proposals by shareholders (other than director nominations) that are submitted for inclusion in the Company’s proxy statement for its 2016 Annual Meeting of Shareholders must follow the procedures provided in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s Bylaws.  To be timely under Rule 14a-8, such proposals must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary on or before December 31, 2015.

If a shareholder intends to propose an item of business to be considered at an annual meeting of shareholders, but not have it included in the Company’s proxy statement, or if the shareholder intends to nominate a person for election as a director at an annual meeting of shareholders, then the shareholder must provide timely written notice of such proposal or nomination to the Company’s Secretary.  To be timely under our Bylaws, such notice must be given, either by personal delivery or by United States mail, postage prepaid, to the Company’s Secretary not less than sixty days nor more than ninety days prior to a meeting date corresponding to the previous year’s annual meeting of shareholders.  For the Company’s 2016 Annual Meeting of Shareholders, such notice must be given between March 11, 2016 and April 10, 2016, and must comply with all applicable statutes and regulations, as well as provide all information required pursuant to the Company’s Bylaws.

ANNUAL REPORT/FORM 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, is being provided to shareholders with this Proxy Statement.

By Order of the Board of Directors

John Gonsior
Secretary

Whether or not you plan to attend the meeting, vote your shares over the Internet or by telephone by following the instructions on the proxy notice, or, if the proxy materials were mailed to you, by completing, signing, dating and mailing the enclosed proxy card promptly in the envelope provided with the proxy card.

APPENDIX A

INSIGNIA SYSTEMS, INC.
2013 OMNIBUS STOCK AND INCENTIVE PLAN

Adopted by Board of Directors on February 26, 2013; Approved by Shareholder approval on May 22, 2013

(As amended by Board of Directors on February 24, 2015; subject to Shareholders approval on June 9, 2015)

Section 1.                                          Purpose

The purpose of the Plan is to attract, retain and motivate capable and loyal employees, officers, consultants, advisors and directors by offering such persons incentives to strive for the success of the Company’s business through various stock-based compensation arrangements, thereby aligning the interests of such persons with the Company’s shareholders.

Section 2.                                          Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a)                                 “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

(b)                                 “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Other Stock Grant granted under the Plan.

(c)                                  “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(d)                                 “Board” shall mean the Board of Directors of the Company.

(e)                                  “Change in Control” means a transaction involving any of the following:

(i)                                     the occurrence of (1) any sale, lease, exchange or other transfer of all or substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a corporation that is not controlled by the Company, or (2) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Shares would be converted into cash, securities or other property, other than a merger of the Company in which shareholders immediately prior to the merger have the same proportionate ownership of stock of the surviving corporation immediately after the merger;

(ii)                                  the public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) of the Exchange Act) by the Company or any Person that such Person has become the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(iii)                               the election to the Company’s board of directors of persons who constitute a majority of the board of directors and who were not nominated for election by the then-current board of directors, including, but not limited to, the occurrence of any transaction whereby individuals who constitute the board of directors of the Company prior to the transaction cease for any reason to constitute at least a majority thereof following the transaction; or

(iv)                              the approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

(f)                                   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(g)                                  “Committee” shall mean the Compensation Committee of the Board or any other committee of the Board designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m), and each member of the Committee shall be a “Non-Employee Director.”

(h)                                 “Company” shall mean Insignia Systems, Inc., a Minnesota corporation, including any subsidiaries, and any successor corporation.

(i)                                     “Director” shall mean a member of the Board, including any Non-Employee Director.

(j)                                    “Eligible Person” shall mean any employee, officer, consultant, advisor or director providing services to the Company or any Affiliate who the Committee determines to be an Eligible Person.  An Eligible Person must be a natural person.

(k)                                 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l)                                     “Fair Market Value” means the closing price for the common stock on the NASDAQ Stock Market (including the NASDAQ National Market System) during a regular session trading for a single trading day as reported for such day on www.nasdaq.com or such other source the Committee deems reliable.  The applicable trading day for determining Fair Market Value (1) in connection with the grant of Awards shall be the date of grant and (2) otherwise shall be as determined by the Committee in its sole discretion.  If no reported price for the common stock exists on the NASDAQ Stock Market for the applicable trading day, then such price shall be determined by the Committee as follows:

(i)                                     If the common stock is listed for trading on one of more national securities exchanges, or is traded on the NASDAQ Stock Market, then the price shall be the last reported sales price on such national securities exchange or the NASDAQ Stock Market, or if such common stock shall not have been traded on such principal exchange on such date, the last reported sales price on such principal exchange on the first day prior thereto on which such common stock was so traded; or

(ii)                                  If the common stock is not listed for trading on a national securities exchange or the NASDAQ Stock Market, but is traded in the over-the-counter market, including the NASDAQ OTC Bulletin Board, then the price shall be the closing bid price for such common stock, or if there is no closing bid price for such common stock on such date, the closing bid price on the first day prior thereto on which such price existed; or

(iii)                               If neither (i) nor (ii) is applicable, by any means fair and reasonable by the Committee in good faith in the exercise of its reasonable discretion based upon a reasonable application of a reasonable valuation method within the meaning of Code Section 409A and treasury regulations or other authority promulgated thereunder, which determination shall be final and binding on all parties.

(m)                             “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to qualify as an “incentive stock option” in accordance with the terms of Section 422 of the Code or any successor provision.

(n)                                 “Non-Employee Director” shall mean any Director who is a “non-employee director” as defined under subparagraph (b)(3) of Rule 16b-3 and is an “outside director” within the meaning of Section 162(m).

(o)                                 “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not an Incentive Stock Option.

(p)                                 “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(q)                                 “Other Stock Grant” shall mean any right granted under Section 6(e) of the Plan.

(r)                                    “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(s)                                   “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(t)                                    “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary or business unit basis: revenue, cash flow, gross profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, and net earnings, earnings per share, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on assets, equity, investment, capital and revenue and total shareholder return), stock price, working capital, market share, cost reductions, customer satisfaction, completion of key projects, and strategic plan development and implementation.  Such goals may reflect an absolute standard of entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria.  Pursuant to rules and conditions adopted by the Committee on or before the 90th day of the applicable performance period for which Performance Goals are established, the Committee may appropriately adjust any evaluation of performance under such goals to exclude the effect of certain events, including any of the following events: asset write-downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.

(u)                                 “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(v)                                 “Plan” shall mean the Insignia Systems, Inc. 2013 Omnibus Stock and Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

(w)                               “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(x)                                 “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(y)                                 “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor rule or regulation.

(z)                                  “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.

(aa)                          “Share” or “Shares” shall mean a share or shares of common stock, $.01 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

(bb)                          “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code.

(cc)                            “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3.                                          Administration

(a)                                 Power and Authority of the Committee.  The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any Option or waive any restrictions relating to any Award; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities or other Awards, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities or other Awards and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person and any holder or beneficiary of any Award.

(b)                                 Delegation of Authority.  The Committee may delegate all or any part of its authority under this Plan to: (i) one or more subcommittees which may consist solely of Non-Employee Directors and (ii) persons who are not non-employee directors for purposes of determining and administering Awards solely to Employees who are not then subject to the reporting requirements of Section 16 of the Exchange Act, provided, however, that the Committee shall not delegate its authority to amend or modify the Plan pursuant to the provisions of Section 7.

(c)                                  Indemnification.  To the full extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damages, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

(d)                                 Evidence of Awards. Awards granted under the Plan shall be evidenced by a written instrument, an Award Agreement, that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and are not inconsistent with the Plan.

Section 4.                                          Shares Available for Awards

(a)                                 Shares Available.  Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be 1,100,000.

(b)                                 Accounting for Awards.  For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  If an Award terminates or is forfeited or cancelled without the issuance of any Shares, or if any Shares covered by an Award or to which an Award relates are not issued for any other reason, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such termination, forfeiture, cancellation or other event, shall again be available for granting Awards under the Plan.  If Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award of Restricted Stock, to the extent of any such forfeiture or reacquisition by the Company, shall again be available for granting Awards under the Plan.  Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award (other than an Incentive Stock Option) shall again be available for granting Awards under the Plan.  Any previously issued Shares that are used by a Participant as full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall again be available for granting Awards under the Plan.

(c)                                  Adjustments.  If a Participant exercises or receives all or any portion of an Award subsequent to any change in the number of outstanding common stock of the Company occurring by reason of any stock dividend, split, reverse split, reclassification, combination, exchange of common stock or other similar recapitalization of the Company, there shall be an appropriate adjustment to the number of shares of common stock underlying the Award and, where applicable, to the per unit exercise price of the Award so that the Participant shall then receive for the aggregate price paid by him or her on such exercise of an Option or termination of restrictions for any Restricted Stock or Restricted Stock Unit all shares of common stock subject to the Award to the same extent prior to such stock dividend, split, reverse split or other similar recapitalization.  No adjustment shall be made under this Section upon the issuance by the Company of any warrants, rights or options to acquire additional common stock or of securities convertible into common stock unless such warrants, rights, options or convertible securities are issued to all shareholders of the Company on a proportionate basis.

(d)                                 Award Limitations Under the Plan.

(i)                                     Section 162(m) Limitation for Certain Types of Awards.  No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, for more than 500,000 Shares (subject to adjustment as provided in Section 4(c) of the Plan) in the aggregate in any taxable year.

(ii)                                  Section 162(m) Limitation for Performance Awards.  If a Participant is a “covered employee” as defined under Section 162(m) (a “Covered Employee”) for any taxable year of the Participant in which a Performance Award (or portion thereof) is payable to the Participant, the maximum amount payable in the aggregate to the Participant during that year pursuant to all Performance Awards, shall be $1,000,000 in value, whether payable in cash, Shares or other property; and such amount shall be increased annually (as of each January 1st after the effective date of the Plan) at a fixed percentage rate of 5% (the “Annual Performance Award Limit”).  The Annual Performance Award Limit does not apply to any Award subject to the limitation contained in Section 4(d)(i) of the Plan.  Further, the Annual Performance Award Limit applies only to Performance Awards granted under this Plan.  Any limitations on awards granted to the Participant under any other executive incentive plan maintained by the Company (a “Non-Plan Award”) will be governed solely by the terms of such other plan; provided, however, that, if any amount is payable to the Participant during a given year under a Non-Plan Award that is subject to Code Section 409A, and the terms of the Non-Plan Award permit or require the Company or any Affiliate (or its delegate) to delay beyond that year the payment of any portion of such Non-Plan Award to comply with Section 162(m), the Company shall cause payment of such portion to be delayed for that purpose.

If the Committee reasonably anticipates, on or before any date on which a Performance Award (or portion thereof) is payable to a Participant, that the Participant will be a Covered Employee for the taxable year in which that amount is payable, the Committee will apply the Annual Performance Award Limit to that amount and any other Performance Award amount otherwise payable to the Participant during that year; provided, however, that if the Committee determines at any later time during the year that the Participant is not a Covered Employee for that year, due to a termination of employment or for any other reason, the Committee will direct payment to the Participant of any portion of a Performance Award or Performance Awards that would have been payable during that year or any prior year, but was deferred to comply with the Annual Performance Award Limit, as set forth in this Section 4(d)(ii); and such payment of deferred Performance Award amounts shall be made no later than the last day of the Participant’s first taxable year for which the Participant is not a Covered Employee, unless that payment is delayed beyond that year under Section 7(b) of this Plan, to the extent permitted by or as required to comply with Code Section 409A.

(iii)                               Plan Limitation on Restricted Stock, Restricted Stock Units and Other Stock Grants.  No more than 500,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan, shall be available under the Plan for issuance pursuant to grants of Restricted Stock, Restricted Stock Units and Other Stock

Grants; provided, however, that if any Awards of Restricted Stock Units terminate or are forfeited or cancelled without the issuance of any Shares or if Shares of Restricted Stock are forfeited or otherwise reacquired by the Company prior to vesting, whether or not dividends have been paid on such Shares, then the Shares subject to such termination, forfeiture, cancellation or reacquisition by the Company shall again be available for grants of Restricted Stock, Restricted Stock Units and Other Stock Grants for purposes of this limitation on grants of such Awards.

(iv)                              Limitation on Awards Granted to Non-Employee Directors.  Directors who are not also employees of the Company or an Affiliate may not be granted Awards in the aggregate for more than 25% of the Shares available for Awards under the Plan, subject to adjustment as provided in Section 4(c) of the Plan.

(v)                                 Limitation on Incentive Stock Options.  The number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 5,000,000, subject to adjustment as provided in Section 4(c) of the Plan and subject to the provisions of Section 422 or 424 of the Code or any successor provision.

Section 5.                                          Eligibility

Any Eligible Person shall be eligible to be designated a Participant, so long as: (a) Awards are not made to such Persons in connection with the offer and sale of the Company’s securities in a capital-raising transaction, and (b) such Persons do not directly or indirectly promote or maintain a market for the Company’s securities.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.                                          Awards

(a)                                 Options.  The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(ii)                                  Option Term; Vesting.  The term of each Option shall be fixed by the Committee at the time of grant, but shall not be longer than 10 years (except as provided in Section 6(a)(iv)) from the date of grant.  In addition, the Committee may adopt a policy regarding standard vesting terms for Option grants, or if one is not adopted or inapplicable, vesting terms shall be fixed by the Committee at the time of grant.

(iii)                               Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (which may include, without limitation, cash, or cashless exercise, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.  Unless otherwise provided in the agreement evidencing the Option, any Non-Qualified Option may be exercised by instructing the Company to withhold from the Shares issuable upon exercise of the Option Shares in payment of all or any part of the exercise price and/or any related withholding obligations consistent with Section 8, which Shares shall be valued for this purpose at their Fair Market Value or in such other manner as may be authorized from time to time by the Committee.

(iv)                              Restrictions. In addition to the foregoing provisions of this Section 6, Options that are intended to constitute Incentive Stock Options shall be subject to the following additional provisions of this Section 6(a)(iv).

A.                                    Eligible Participants.  Incentive Stock Options may be granted only to persons who are employees of the Company or an Affiliate.

B.                                    Limit on Exercisability.  The aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during any calendar year, under this Plan or any other plan of the Company or any Affiliate, shall not exceed $100,000.  To the extent an Incentive Stock Option exceeds this $100,000 limit, the portion of the Incentive Stock Option in excess of such limit shall be deemed a Non-Statutory Option.

C.                                    Limit on Term.  Subject to the provisions of Section 6(a)(iv)(D), an Incentive Stock Option shall not be exercisable more than ten (10) years after the date on which it is granted.

D.                                    Restrictions for Certain Shareholders.  The purchase price of shares of common stock that are subject to an Incentive Stock Option granted to an employee of the Company or any Affiliate who, at the time such Option is granted, owns 10% or more of the total combined voting power of all classes of stock of the Company or of any Affiliate, shall not be less than 110% of the Fair Market Value of such shares on the date such Option is granted, and such Option may not be exercisable more than five (5) years after the date on which it is granted.  For the purposes of this subparagraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any employee of the Company or any Affiliate.

(v)                                 Payment of Exercise Price.  The exercise price for Shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of Shares purchased. Such consideration must be paid before the Company will issue the Shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include: (a) cash; (b) check or wire transfer; (c) tendering Shares already owned by the Participant, provided that the Shares have been held for the minimum period required by applicable accounting rules to avoid a charge to the Company’s earnings for financial reporting purposes or were not acquired from the Company as compensation; (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or (e) such other consideration as the Committee may permit in its sole discretion.

(vi)                              Cashless Exercise.  The Committee, in its sole discretion, may also permit the “cashless exercise” of an Option. In the event of a cashless exercise, the Participant shall surrender the Option to the Company, and the Company shall issue the Participant the number of Shares determined as follows:

X = Y (A-B) /A where:

X = the number of Shares to be issued to the Participant.

Y = the number of Shares with respect to which the Option is being exercised.

A = the Fair Market Value on the date of exercise.

B = the Option exercise price.

(b)                                 Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right.  Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

(c)                                  Restricted Stock and Restricted Stock Units.  The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)                                     Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  The Committee may adopt a policy regarding standard vesting terms for Restricted Stock and Restricted Stock Units grants, or if one is not adopted or inapplicable, vesting terms shall be fixed by the Committee at the time of grant.  In addition, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a Change in Control of the Company.

(ii)                                  Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, which shall be, unless otherwise required by law or the Award Agreement by book-entry registration, but may be by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)                               Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and Restricted Stock Units held by the Participant at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(iv)                              Except as otherwise provided in Section 6(f)(viii), any Award Agreement granting Restricted Stock Units shall contain provisions that are intended to allow the Restricted Stock Units to satisfy the requirements of (or be exempt from) Code Section 409A and any applicable provisions of Section 6(f)(viii) of this Plan.

(d)                                 Performance Awards.  The Committee is hereby authorized to grant to Eligible Persons Performance Awards which are intended to be “qualified performance-based compensation” within the meaning of Section 162(m). A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock). Performance Awards shall, to the extent required by Section 162(m), be conditioned solely on the achievement of one or more objective Performance Goals, and such Performance Goals shall be established by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m). Subject to the terms of the Plan and any applicable Award Agreement, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  The Committee shall also certify in writing that such Performance Goals have been met prior to payment of the Performance Awards to the extent required by Section 162(m).  Except as otherwise provided in Section 6(f)(viii), any Award Agreement granting a Performance Award shall contain provisions that are intended to allow the Performance Award to satisfy the requirements of (or be exempt from) Code Section 409A and any applicable provisions of Section 6(f)(viii) of this Plan.

(e)                                  Other Stock Grants.  The Committee is hereby authorized, subject to the terms of the Plan, to grant to Eligible Persons Shares without restrictions thereon as are deemed by the Committee to be consistent with the purpose of the Plan.  Subject to the terms of the Plan and any applicable Award Agreement, such Other Stock Grant may have such terms and conditions as the Committee shall determine.

(f)                                   General.

(i)                                     Consideration for Awards.  Awards may be granted for no cash consideration, or for any cash or other consideration as determined by the Committee or required by applicable law.

(ii)                                  Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)                               Forms of Payment under Awards.  Subject to the terms of the Plan, including Section 6(a)(v), and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award shall be made in such form or forms as the Committee shall determine, including, without limitation: cash, Shares, other securities, other Awards or any combination thereof; and shall be made in a single payment, in each case in accordance with rules and procedures established by the Committee.  Except as otherwise provided in Section 6(f)(viii), any change in the timing of payment of an Award shall satisfy the requirements of (or be exempt from) Code Section 409A and any applicable provisions of Section 6(f)(viii) of this Plan.

(iv)                              Limits on Transfer of Awards.  Except as otherwise provided by the Committee or the terms of this Plan, no Award (other than Shares that are not Restricted Stock), and no right under any such Award, shall be transferable by a Participant either (A) for any consideration or (B) without consideration other than by will or by the laws of descent and distribution.  The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.  Each Option, Stock Appreciation Right or right under any other Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate; provided, however, that this sentence shall apply to an Other Stock Grant only to the extent provided under the terms of the Award Agreement for the Other Stock Grant.

(v)                                 Term of Awards.  Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Award, the maximum term of an Award shall be as established for that Award by the Committee, which shall not be more than ten years from the date of grant, or, if not so established, shall be ten (10) years from the date of grant.

(vi)                              Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions.  If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been and continue to be admitted for trading on such securities exchange.

(vii)                           Prohibition on Repricing.  Except as provided in Section 4(c) of the Plan, no Option or Stock Appreciation Right may be amended to reduce its initial exercise or grant price and no Option or Stock Appreciation Right shall be canceled, exchanged and replaced with Options or Stock Appreciation Rights or other Awards having a lower exercise or grant price, without the prior approval of the shareholders of the Company.

(viii)                        Code Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or separation from service, such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (A) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code; or (B) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six (6) months after the date of the Specified Employee’s separation from service unless the payment or distribution is exempt from the application of Section 409A of the Code by reason of the short-term deferral exemption or otherwise.  Notwithstanding the foregoing provisions of this Section 6(f)(viii), Award Agreements may be written or amended in a manner that does not satisfy the requirements of Code Section 409A (or any exemption therefrom), but only if and to the extent that the Committee specifically provides in written resolutions that the Award Agreement or amendment is not intended to comply with Code Section 409A.

(ix)                              Book-entry registration.  Any Awards granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, but shall, unless otherwise required or specified by the applicable Award Agreement or applicable law, be evidenced through book-entry registration.

(x)                                 Death of Participant. Upon the death of a Participant, an Award, or any portion thereof, may be exercised to the extent the Participant was entitled to do so at the time of the Participant’s death, by his or her executor or administrator or other person entitled by law to the Participant’s rights under the Award, at any time within one year subsequent to the date of death. The Award shall automatically expire one (1) year after the Participant’s death to the extent not exercised.

(xi)                              Disability of Participant. If a Participant is an employee of the Company, and if the Participant’s employment is terminated due to his or her disability, the Participant may, within one year of such termination, exercise any unexercised portion of an Award to the extent he or she was entitled to do so at the time of such termination. The Award shall automatically expire one (1) year after such termination to the extent not exercised.

(xii)                           Other Termination of Employment. If a Participant is an employee of the Company, and if the Participant’s employment is terminated other than by death, disability, or conduct which is contrary to the best interests of his or her employer, the Participant may, within 90 days of such termination, exercise any unexercised portion of an Award to the extent he or she was entitled to do so at the time of such termination. The Award shall automatically expire 90 days after such termination to the extent not exercised. If the Participant’s employment is terminated by his or her employer for conduct which is contrary to the best interests of his or her employer, or if the Participant violates any written nondisclosure agreement with his or her employer, as determined in either case by the Participant’s employer in its sole discretion, the unexercised portion of the Participant’s Award shall automatically expire at the time of termination. Inter-company transfers and approved leaves of absence for up to 90 days shall not be considered termination of employment.

Section 7.                                          Amendment and Termination; Adjustments

(a)                                 Amendments to the Plan.  The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or rule, including, but not limited to the rules and regulations of the NASDAQ Stock Market, shareholder approval shall be required for any amendment, suspension, or termination to the Plan.

(b)                                 Amendments to Awards.  The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively.  Except as otherwise provided by the terms of the Plan, including, without limitation, Section 9(g), or an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof.  The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A of the Code to avoid any adverse tax results thereunder and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent.  In this regard, if any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A of the Code, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A of the Code shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

(c)                                  Correction of Defects, Omissions and Inconsistencies.  The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.                                          Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.

Section 9.                                          General Provisions

(a)                                 No Rights to Awards.  No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b)                                 Award Agreements.  No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

(c)                                  Plan Provisions Control.  In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d)                                 No Rights of Shareholders.  Unless otherwise provided by the Committee or in the instrument evidencing the Award or in any other written agreement between a Participant and the Company, no Award shall entitle the Participant to any voting or other right of a shareholder unless and until the date of issuance under the Plan of the Shares that are the subject of such Award.

(e)                                  Issuance of Shares.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended, or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.  The Company may issue certificates for Shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws.  The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

As further set forth under Section 6(f)(ix), to the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of Shares, the issuance shall be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

(f)                                   No Limit on Other Compensation Arrangements.  Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(g)                                  Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(ii) cause any outstanding Option to become fully vested and immediately exercisable for a reasonable period in advance of the Change in Control and, to the extent not exercised prior to that Change in Control, cancel that Option upon closing of the Change in Control;

(iii) cancel any unvested Award or unvested portion thereof, with or without consideration;

(iv) cancel any Award in exchange for a substitute award;

(v) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to Fair Market Value of an unrestricted Share on the date of the Change in Control;

(vi) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between the Fair

Market Value per Share on the date of the Change in Control and the exercise price of that Option; provided, that if the Fair Market Value per Share on the date of the Change in Control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor;

(vii) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or

(viii) notwithstanding any provision of this Section 9(g), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to shareholders in connection with the Change in Control.

(h)                                 No Right to Employment.  The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.

(i)                                     Successors and Assigns.  All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

(j)                                    Governing Law.  The validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Minnesota.

(k)                                 Severability.  If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(l)                                     No Trust or Fund Created.  Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person.  To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(m)                             No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(n)                                 Headings.  Headings are given to the Sections and subsections of the Plan or any Award Agreement solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(o)                                 Code Interpretation.  Each reference in the Plan to a section of the Code will be interpreted to include the section itself, any successor provision thereto, the Treasury regulations thereunder (or under a successor provision), and all applicable administrative or judicial guidance relating thereto.

Section 10.                                   Effective Date of the Plan

The Plan became effective on February 26, 2013, upon its adoption by the Board, subject to the approval of the shareholders of the Company at the annual meeting of shareholders of the Company held on May 22, 2013.

Section 11.                                   Term of the Plan

The Plan shall terminate at midnight on February 26, 2023, unless terminated before then by the Board.  Awards may be granted under the Plan until the Plan terminates or until all Shares available for Awards under the Plan have been purchased or acquired; provided, however, that Incentive Stock Options may not be granted following the 10-year anniversary of the Board’s adoption of the Plan on February 26, 2013.  The Plan shall remain in effect as long as any Awards are outstanding.

1 1 NAME 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0000247344_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Jacob J. Berning 02 David L. Boehnen 03 Edward A. Corcoran 04 Glen P. Dall 05 Michael C. Howe 06 Nicholas J. Swenson 07 F. Peter Zaballos 08 Steven R. Zenz INSIGNIA SYSTEMS, INC. ATTN: JOYCE KOBILKA 8799 BROOKLYN BLVD. MINNEAPOLIS, MN 55445 I John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 The Board of Directors recommends you vote FOR proposals 2., 3. and 4 For Against Abstain 2. To approve an amendment to the Company's 2013 Omnibus Stock and Incentive Plan to increase the number of shares reserved for issuance under the Plan from 900,000 to 1,100,000 shares. 3. To approve, by non-binding vote, the Company's executive compensation. 4. To ratify the appointment of Baker Tilly Virchow Krause, LLP as the independent registered public accounting firm for the year ending December 31, 2015. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. For address change/comments, mark here. (see reverse for instructions)  VOTE BY INTERNET - www.proxyvote.com Usethe Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c~o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

0000247344_2 R1.0.0.51160 (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments:  Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are available at www.proxyvote.com INSIGNIA SYSTEMS, INC. Annual Meeting of Shareholders June 9, 2015 9:00 AM CDT This proxy is solicited by the Board of Directors The shareholders hereby appoint Glen P. Dall and John C. Gonsior, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of INSIGNIA SYSTEMS, INC. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 AM, CDT on June 9, 2015, at Insignia Systems, Inc., 8799 Brooklyn Blvd., Minneapolis, MN 55445, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side